  As filed with the Securities and Exchange Commission on December 17, 1997


                                                      Registration No. 333-

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--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
                             ----------------------------

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        Under
                              THE SECURITIES ACT OF 1933
                             ----------------------------

                                METRIS COMPANIES INC.
                (Exact name of registrant as specified in its charter)

              Delaware                                41-1849591
    (State or other jurisdiction                      (I.R.S. Employer
    of incorporation or organization)                 Identification No.)

    600 South Highway 169, Suite 1800
    St. Louis Park, Minnesota                         55426
    (Address of Principal Executive Offices)          (Zip Code)


                                METRIS RETIREMENT PLAN
                               (Full title of the plan)
                                                    Copy to:
    Z. Jill Barclift                                J. Andrew Herring, Esq.
    Metris Companies Inc.                           Dorsey & Whitney LLP
    600 South Highway 169, Suite 1800               Pillsbury Center South
    St. Louis Park, Minnesota 55426                 220 South Sixth Street
    (Name and address of agent for service)         Minneapolis, Minnesota 55402

                                    (612) 525-5020
            (Telephone number, including area code, of agent for service)
                             ---------------------------

                           CALCULATION OF REGISTRATION FEE
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--------------------------------------------------------------------------------

                                                              Proposed maximum   Proposed maximum        Amount of
Title of securities to be                     Amount to be    offering price     aggregate offering     registration
   registered                                  registered       per share(1)           price                fee
------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value, to  be
issued pursuant to the Metris
Retirement Plan                               40,000 shares      $33.65625          $1,346,250.00        $397.15
Plan Interests (2)                            (2)                (2)                (2)                  (2)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------


(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and based on the average of the high and low prices for shares of the registrant's Common Stock on NASDAQ National Market System on December 15, 1997.

(2) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

                                       PART II

                   INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    The following documents that have been filed by Metris Companies Inc. (the "Company") with the Securities and Exchange Commission are incorporated by reference in this Registration Statement, as of their respective dates:

    (a) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996;

    (b) The Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1997, June 30, 1997, and September 30, 1997;

    (c) The Company's Current Reports on Form 8-K dated October 15, 1997 and November 7, 1997; and

    (d) The description of the Company's Common Stock contained in the Company's Registration Statement on Form 8-A, dated October 23, 1996, and any amendment or reports filed for the purpose of updating such description filed subsequent to the date of this Registration Statement and prior to the termination of the offering described herein.

    All documents filed by the Company or by the Company's Retirement Plan (the "Plan") pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the respective dates of filing of such documents.

ITEM 4.  DESCRIPTION  OF SECURITIES

    The description of the Company's capital stock to be offered pursuant to this Registration Statement has been incorporated by reference into this Registration Statement as described in Item 3 of this Part II.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

    Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Section 145 of the General Corporation Law of the State of Delaware provides that under certain circumstances a corporation may indemnify any person who is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at its request in such capacity in another corporation or business association, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

    The Certificate and Bylaws of the Company provide that (a) the Company shall indemnify to the full extent permitted by law any person made, or threatened to be made, a party to any action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that he or she is or was a director, officer or employee of the Company serving at its request as a director, officer, employee, trustee or agent of another enterprise and (b) the Company shall pay the expenses, including attorney's fees, incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding, in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount by the Company. The Certificate of Incorporation also provides that, to the extent permitted by law, the directors of the Company shall have no liability to the registrant or its stockholders for monetary damages for breach of fiduciary duty as a director.

    Officers and Directors of the Company are insured under a standard officers' and directors liability insurance policy maintained by Fingerhut Companies, Inc., which owns over 80% of the Common Stock of the Company.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED

    Not applicable.

ITEM 8.  EXHIBITS

Exhibit
Number                         Description
------                         -----------

    4.1 Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.a to the Registrant's Registration Statement on Form S-1, Registration No. 333-10831).

    4.2 Bylaws of the Company (incorporated by reference to Exhibit 3.b to the Registrant's Registration Statement on Form S-1, Registration No. 333-10831).

   23.1     Consent of KPMG Peat Marwick LLP Independent Public Accountants.

   24.1     Power of Attorney.

        The Company will submit or has submitted the Plan and any amendment thereto to the Internal Revenue Service (the "IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the plan.

ITEM  9.  UNDERTAKINGS

A.  POST-EFFECTIVE AMENDMENTS

    The undersigned registrant hereby undertakes:

    (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

            (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

            (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the registration statement.

            PROVIDED, HOWEVER, that paragraphs (1)(i) and (1)(ii) of this section do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

    (2) That, for the purpose of determining liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be the initial bona fide offering thereof.

    (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B.  SUBSEQUENT DOCUMENTS INCORPORATED BY REFERENCE

    The registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C.  CLAIMS FOR INDEMNIFICATION

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                      SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis Park, State of Minnesota, on December 17, 1997.

                                        METRIS COMPANIES INC.

                                        By    /s/ Ronald N. Zebeck
                                          -------------------------------------
                                             Ronald N. Zebeck
                                             President, Chief Executive
                                             Officer and Director

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

By    /s/ Ronald N. Zebeck                        Dated:  December 17, 1997
     ----------------------------------
     Ronald N. Zebeck
     President, Chief Executive Officer
     and Director
     (Principal Executive Officer)

By   /s/ Robert W. Oberrender                     Dated:   December 17, 1997
     ----------------------------------
     Robert W. Oberrender
     Vice President and Chief Financial Officer
     (Principal Financial Officer)

By   /s/ Jean C. Benson                           Dated:   December 17, 1997
     ----------------------------------
     Jean C. Benson
     Director of Finance and Corporate
     Controller
     (Principal Accounting Officer)

By
     ----------------------------------
     Theodore Deikel
     Chairman of the Board of Directors

By                   *
     ----------------------------------
     Dudley C. Mecum
     Director

By                   *
     ----------------------------------
     Michael P. Sherman
     Director

By                   *
     ----------------------------------
     Frank D. Trestman
     Director

By                   *
     ----------------------------------
     Derek V. Smith
     Director

By                   *
     ----------------------------------
     Lee R. Anderson
     Director

* By  /s/ Ronald N. Zebeck                        Dated:   December 17, 1997
     ----------------------------------
     Ronald N. Zebeck
     Attorney-in-Fact

                                      SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis Park, State of Minnesota, on December 17, 1997.

                                              METRIS COMPANIES INC.
                                              RETIREMENT PLAN


                                              By:  Metris Companies Inc.

                                              By    /s/ Ronald N. Zebeck
                                                ----------------------------
                                                Its:  President, Chief Executive
                                                      Officer and Director
                                                      --------------------------

                                    EXHIBIT INDEX


Exhibit Number            Description
--------------            -----------

     4.1 Amended and Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3.a to the Registrant's Registration Statement on Form S-1, Registration No. 333-10831).

     4.2 Bylaws of the Company (incorporated by reference to Exhibit 3.b to the Registrant's Registration Statement on Form S-1, Registration No. 333-10831).

    23.1   Consent of KPMG Peat Marwick LLP Independent Public Accountants.

    24.1   Power of Attorney.